Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Brookfield Property REIT Inc. (the "Company") on Form 10-K for the period ending December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brian W. Kingston, in my capacity as Chief Executive Officer of the Company and certain other parties thereto, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian W. Kingston
Brian W. Kingston
Chief Executive Officer, Brookfield Property Group LLC
February 28, 2020